SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2012

                        Commission File Number 333-136247


                            Domark International Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                                                 20-4647578
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

  254 S. Ronald Reagan Blvd, Suite 134
         Longwood, Florida                                          32750
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (877) 732-5035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01: OTHER EVENTS

On March 5, 2012 Domark International Inc. (the "Company" or "Domark") entered into an Asset Purchase Agreement (the "Agreement") with its former controlling shareholder, R. Thomas Kidd ("Kidd"), for the sale of its wholly owned subsidiary, Armada/The Golf Championships ("Armada"), and certain assets related thereto.

In consideration for the sale of Armada, Kidd was to return to the Company 50,000 shares of the Company's Series A Preferred Stock and 9,771,500 shares of the Company's Common Stock. As of March 29, 2012 Kidd has returned to the Company, and the Company has cancelled, 50,000 shares of its Series A Preferred Stock and 9,331,500 shares of its Common Stock. Kidd has reported to the Company that the remaining 400,000 shares of Common Stock due to be returned have been released from his bankruptcy proceedings and should be delivered to the Company for cancellation in the next several days.

As of March 29, 2012 there are 50,000 issued and outstanding shares of the Company's Series A Preferred Stock, owned by the Company's CEO, Michael Franklin, and 28,195,298 issued and outstanding shares of the Company's Common Stock. The Company's transfer agent reports of the issued and outstanding shares of Common Stock, 7,164,999 are free trading and 21,030,299 bear a restrictive legend.

Also, on March 29, 2012 the Company issued a press release containing guidance to its shareholders regarding the resale of Domark restricted stock. The press releases indicates that the Company's securities counsel has determined that the earliest date under which restricted shares may be resold under the provisions of Rule 144 is October 27, 2012.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number                     Description
--------------                     -----------

    99.1          Press Release issued by Domark International Inc. on March 29,
                  2012

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Domark International Inc.


                                        By: /s/ Michael Franklin
                                           -------------------------------------
                                           Michael Franklin
                                           Chief Executive Officer
Date: March 29, 2012

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